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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included on this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File No. 333-4370.


                                        /S/ ARTHUR ANDERSEN LLP

San Jose, California
March 27, 1998